UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2023 (May 25, 2023)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2023, the Board of Directors (the “Board”) of Flowers Foods, Inc. (the “Company”), upon the recommendation of the compensation and human capital committee, approved and adopted the amendment and restatement of the Flowers Foods, Inc. 2014 Omnibus Equity and Incentive Compensation Plan (the “Amended 2014 Plan”), subject to shareholder approval. On May 25, 2023, at the 2023 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), upon the recommendation of the Board, the Company’s shareholders approved the Amended 2014 Plan. The Amended 2014 Plan became effective upon such shareholder approval.

The Amended 2014 Plan amends and restates in its entirety the Flowers Foods, Inc. 2014 Omnibus Equity and Incentive Compensation Plan (the “2014 Plan”). The Amended 2014 Plan (1) increases the number of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) available for awards under the 2014 Plan by 9,340,000 shares, (2) correspondingly increases the limit on shares that may be issued or transferred upon the exercise of incentive stock options granted under the 2014 Plan, during its duration, by 9,340,000 shares of Common Stock, (3) adds a new $750,000 limit on the amount of compensation (covering cash and equity awards in the aggregate) a non-employee director may be awarded each calendar year, (4) removes various provisions under the 2014 Plan intended to allow awards granted thereunder to potentially qualify for the “performance-based award” exception to the deductibility limit under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, as such provisions are now obsolete following 2017 tax reform, (5) allows for share withholding for taxes above the minimum statutory rate if such higher rate is approved by the compensation and human capital committee and would not result in adverse accounting consequences, (6) revises the minimum vesting provisions to provide for one-year minimum vesting on all award types (rather than one or three years, depending on award type) subject to customary exceptions, extends such restrictions to awards to non-employee directors, and reduces the carveout for awards not subject to such minimum vesting requirement from 10% of the share reserve to 5% of the share reserve, (7) revises the clawback provisions of the 2014 Plan to accommodate anticipated final stock exchange clawback listing standards, (8) revises the change in control definition to clarify that only the specifically listed transactions or events will be a change in control, and (9) extends the term of the 2014 Plan until the 10th anniversary of the date of shareholder approval of the Amended 2014 Plan. The Amended 2014 Plan also makes certain other conforming, clarifying or nonmaterial changes to the terms of the 2014 Plan to implement the Amended 2014 Plan.

The description of the Amended 2014 Plan is qualified in its entirety by reference to the full text of the Amended 2014 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2023, the Company held its Annual Meeting for the following purposes and with the following voting results:

(1)	To elect eleven nominees as directors of the Company, each to serve for a term of one year until the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”):

Directors:	For	Against	Abstain	Broker Non-Votes
George E. Deese	174,989,931	1,666,565	210,236	19,063,791
Edward J. Casey, Jr.	169,097,985	7,520,223	248,524	19,063,791
Thomas C. Chubb, III	145,253,852	31,375,217	237,663	19,063,791
Rhonda Gass	175,274,235	1,360,428	232,069	19,063,791
Margaret G. Lewis	169,342,821	7,333,233	190,678	19,063,791
W. Jameson McFadden	174,825,848	1,798,900	241,984	19,063,791
A. Ryals McMullian	173,105,991	3,586,053	174,688	19,063,791
James T. Spear	173,714,754	2,954,601	197,377	19,063,791
Melvin T. Stith, Ph.D.	165,568,237	11,063,294	235,201	19,063,791
Terry S. Thomas	174,789,672	1,823,976	253,084	19,063,791
C. Martin Wood III	173,139,839	3,525,153	201,740	19,063,791

(2)	To hold an advisory vote to approve the compensation of the Company’s named executive officers:

For	173,102,073
Against	3,391,868
Abstain	372,791
Broker Non-Votes	19,063,791

(3)	To hold an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	172,431,176
2 Years	1,367,158
3 Years	2,833,783
Abstain	234,615
Broker Non-Votes	19,063,791

(4)	To approve the amendment and restatement of the Flowers Foods, Inc. 2014 Omnibus Equity and Incentive Compensation Plan:

For	160,928,536
Against	15,575,656
Abstain	362,540
Broker Non-Votes	19,063,791

(5)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023:

For	186,330,538
Against	9,391,231
Abstain	208,754
Broker Non-Votes	0

With respect to Proposal 1, each of the nominees for director received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year until the 2024 Annual Meeting.

With respect to Proposals 2, 4 and 5, the votes cast within the voting group favoring each proposal exceeded the votes cast opposing each proposal and therefore passed. With respect to Proposal 3, the frequency option “1 Year” received the highest number of votes cast. Therefore, the Board will submit an advisory vote to approve the compensation of the Company’s named executive officers each year until the next required advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, which will occur no later than the Company’s Annual Meeting of Shareholders in 2029.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Flowers Foods, Inc. 2014 Omnibus Equity and Incentive Compensation Plan (Amended and Restated Effective May 25, 2023) (Incorporated by reference to Exhibit 4.3 of Flowers Foods, Inc.’s Registration Statement on Form S-8, dated May 25, 2023, File No. 333-272189).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Chief Financial Officer and Chief Accounting Officer

Date: June 1, 2023